UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 9, 2009

CITIBANK CREDIT CARD ISSUANCE TRUST
(Issuing Entity in respect of the Notes)
(Exact name of issuing entity as specified in its charter)

DELAWARE	333-145220-01	NOT APPLICABLE
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

CITIBANK CREDIT CARD MASTER TRUST I
(Issuing Entity in respect of the Collateral Certificate)
(Exact name of issuing entity as specified in its charter)

NEW YORK	333-145220-02	NOT APPLICABLE
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

CITIBANK (SOUTH DAKOTA), NATIONAL ASSOCIATION
(Exact name of depositor and sponsor as specified in its charter)

UNITED STATES OF AMERICA	333-145220	46-0358360
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

701 East 60th Street, North Sioux Falls, South Dakota	57117
(Address of principal executive offices of depositor and sponsor)	(Zip Code)

Registrant's telephone number, including area code:  (605) 331-2626
(Former name or former address, if changed since last report):  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events.

On June 9, 2009, Citibank Credit Card Issuance Trust issued a tranche of Notes of the Citiseries entitled Floating Rate Class 2009-A2 Notes of May 2012 (Legal Maturity Date May 2014) in the principal amount of $1,250,000,000.  The terms of the Class 2009-A2 Notes are set forth in the Terms Document dated June 9, 2009 and attached hereto as Exhibit 4.1. On June 9, 2009, Alan R. Birnbaum, Esq., Assistant General Counsel -- Finance of Citigroup Inc., delivered a legality opinion with respect to the Class 2009-A2 Notes and Cravath, Swaine & Moore LLP delivered a tax opinion with respect to the Class 2009-A2 Notes.  The legality and tax opinions are attached hereto as Exhibit 5.1 and Exhibit 8.1, respectively.

Capitalized terms used but not defined herein have the meanings ascribed to such terms in the Indenture dated as of September 26, 2000, as amended by Amendment No. 1 thereto dated as of November 14, 2001, each between the issuance trust and Deutsche Bank Trust Company Americas, as trustee.

Item 9.01                      Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit 4.1	Terms Document dated June 9, 2009 with respect to the Class 2009-A2 Notes (including the form of note attached as Exhibit A thereto)

Exhibit 5.1	Opinion of Alan R. Birnbaum, Esq., Assistant General Counsel -- Finance of Citigroup Inc., with respect to legality of the Class 2009-A2 Notes

Exhibit 8.1	Opinion of Cravath, Swaine & Moore LLP with respect to tax matters concerning the Class 2009-A2 Notes

Exhibit 23.1	Consent of Alan R. Birnbaum, Esq., Assistant General Counsel -- Finance of Citigroup Inc. (included in Exhibit 5.1)

Exhibit 23.2	Consent of Cravath, Swaine & Moore LLP (included in Exhibit 8.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIBANK (SOUTH DAKOTA),
NATIONAL ASSOCIATION,
as Depositor of Citibank Credit Card Issuance Trust
and Citibank Credit Card Master Trust I
(Registrant)

By:    /s/ Douglas C. Morrison
----------------------------------------
Douglas C. Morrison
Vice President

Dated:  June 9, 2009

EXHIBIT INDEX

Exhibit No.	Description

4.1	Terms Document dated June 9, 2009 with respect to the Class 2009-A2 Notes (including the form of note attached as Exhibit A thereto)

5.1	Opinion of Alan R. Birnbaum, Esq., Assistant General Counsel --Finance of Citigroup Inc., with respect to legality of the Class 2009-A2 Notes

8.1	Opinion of Cravath, Swaine & Moore LLP with respect to tax matters concerning the Class 2009-A2 Notes

23.1	Consent of Alan R. Birnbaum, Esq., Assistant General Counsel --Finance of Citigroup Inc. (included in Exhibit 5.1)

23.2	Consent of Cravath, Swaine & Moore LLP (included in Exhibit 8.1)